Exhibit 10.10

Execution Version

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED
SENIOR SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 3  (this “Amendment”) dated as of January 14, 2020, is made with respect to the Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 15, 2017 (as amended by that certain Amendment No. 1 to Second Amended and Restated Senior Secured Revolving Credit Agreement and Third Amended and Restated Guarantee, Pledge and Security Agreement, dated as of March 26, 2019, Amendment No. 2 to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 24, 2019, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THL Credit, Inc., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto and ING Capital LLC, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower;

WHEREAS, On December 8, 2019, THL Credit Advisors LLC (“Advisors”) entered into an agreement and plan of merger (the “Merger Agreement”) by and among, inter alia,  Advisors, First Eagle Investment Management, LLC (“Parent”), and First Eagle Alternative Credit, LLC, a wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into Advisors, with Advisors surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”);

WHEREAS, the Borrower has requested that the Lenders, the Administrative Agent and the Collateral Agent amend certain provisions of the Credit Agreement in connection with the Merger;

WHEREAS, the Lenders signatory hereto, the Administrative Agent and the Collateral Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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SECTION I  AMENDMENTS TO CREDIT AGREEMENT

Effective as of the Amendment No. 3 Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

(a)Section 1.01 is hereby amended by adding the following definitions in alphabetical order thereto:

““First Eagle” means First Eagle Holdings, Inc., a Delaware corporation, or an Affiliate thereof.

“THLCA Acquisition Date” means the date on which First Eagle completes its acquisition of THL Credit Advisors LLC, pursuant to the Agreement and Plan of Merger Agreement dated December 8, 2019, as may be amended, restated, supplemented or otherwise modified from time to time.”

(b)Section 1.01 is hereby amended by deleting the definitions of “Investment Advisor”, “Investment Advisor Departure Event”, and “Permitted Holders” in their entirety and replacing each with the following:

“Investment Advisor” means (a) prior to the THLCA Acquisition Date, THL Credit Advisors LLC, a Delaware limited liability company, or an Affiliate thereof and (b) on and after the THLCA Acquisition Date, (i) THL Credit Advisors LLC, (ii) First Eagle or (iii) a wholly-owned subsidiary of First Eagle.

“Investment Advisor Departure Event” means any of the following events:

(a)the Investment Advisor shall cease to be the investment adviser of the Borrower; or

(b)in the first three years following the THLCA Acquisition Date, fewer than two of Christopher J. Flynn, James Fellows, Terrence W. Olson and any other Person reasonably acceptable to the Administrative Agent are actively engaged in the day to day operations of the Investment Advisor relating to the Borrower.

“Permitted Holders” means (1) prior to the THLCA Acquisition Date (a) Thomas H. Lee Partners, L.P. or (b) THLP Debt Partners, L.P. or its Affiliates (but only if THLP Debt Partners, L.P. or such Affiliate(s) are under common Control with Thomas H. Lee Partners, L.P.) and (2) on and after the THLCA Acquisition Date, First Eagle.”

(c)Article IX is hereby amended by adding the following new Section 9.17 thereto:

“Acknowledgment Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act

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(together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States.  In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolutions Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.  Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)As used in this Section 9.17, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. §1841(k)) of such party.

“Covered Entity” means any of the following: (i)  a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. §5390(c)(8)(D).”

SECTION II  MISCELLANEOUS

2.1.Conditions to Effectiveness of Amendment.

This Amendment shall become effective as of the date (the “Amendment No. 3 Effective Date”) on which the Borrower and each Subsidiary Guarantor party hereto have satisfied each of the

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following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a)Executed Counterparts.  The Administrative Agent shall have received from each party hereto either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(b)Fees and Expenses.  The Borrower shall have paid in full to the Administrative Agent and the Lenders all fees and expenses owing related to this Amendment and the Credit Agreement owing, incurred and invoiced on or prior to the Amendment No. 3 Effective Date due to any Lender on the Amendment No. 3 Effective Date.

(c)Other Documents.  The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request in form and substance reasonably satisfactory to the Administrative Agent.

The contemporaneous exchange and release of executed signature pages by each of the Persons contemplated to be a party hereto shall render this Amendment effective and any such exchange and release of such executed signature pages by all such persons shall constitute satisfaction or waiver (as applicable) of any condition precedent to such effectiveness set forth above.

2.2.Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Amendment No. 3 Effective Date and after giving effect to this Amendment:

(a)This Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors, and constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantors enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).  The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)The representations and warranties set forth in Article III of the Credit Agreement as amended by this Amendment and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all

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respects) on and as of the Amendment No. 3 Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date.

(c)Subject to Section 2.3, no Default or Event of Default has occurred or is continuing under the Credit Agreement.

2.3.Acknowledgement.  By entering into this Amendment, the parties hereto hereby waive their respective rights and remedies with respect to the Event of Default under paragraph (n) of Article VII of the Credit Agreement that would have occurred upon consummation of the Merger if not for the amendment to the definition of Permitted Holders under this Amendment.

2.4.Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

2.5.Payment of Expenses.  The Borrower agrees to pay and reimburse, pursuant to Section 9.03 of the Credit Agreement, the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment.

2.6.GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.7.WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

2.7.Incorporation of Certain Provisions.  The provisions of Sections 9.01, 9.07, 9.09 and 9.12 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.

2.8.Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and, except as

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expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document.

2.9.Consent and Affirmation.  Without limiting the generality of the foregoing, by its execution hereof, (i) each of the Borrower and the Subsidiary Guarantors hereby to the extent applicable as of the Amendment No. 3 Effective Date consents to this Amendment and the transactions contemplated hereby and (ii) each of the Borrower and the Subsidiary Guarantors  hereby to the extent applicable as of the Amendment No. 3 Effective Date (x) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (y) confirms its guarantee (solely in the case of the Subsidiary Guarantors) and affirms its obligations under the Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (z) acknowledges and affirms that such guarantee and/or grant, as applicable, is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement ).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

THL CREDIT, INC., as Borrower

By:	/s/ Terrence W. Olson
Name: Terrence W. Olson
Title: Chief Financial Officer

THL CREDIT HOLDINGS, INC., as Subsidiary
Guarantor

By:	/s/ Terrence W. Olson
Name: Terrence W. Olson
Title: Chief Financial Officer

[Amendment No. 3 to Second Amended and Restated Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent,
Collateral Agent, Issuing Bank and a Lender

By:	/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By:	/s/ Dina Kook
Name: Dina Kook
Title: Vice President

[Amendment No. 3 to Second Amended and Restated Revolving Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Hema Kishnani
Name: Hema Kishnani
Title: Director

Amendment No. 3 to Second Amended and Restated Revolving Credit Agreement

CIT BANK, N.A., as a Lender

By:	/s/ Robert L. Klein
Name: Robert L. Klein
Title: Director

Amendment No. 3 to Second Amended and Restated Revolving Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ Erik Andersen
Name: Erik Andersen
Title: Vice President

Amendment No. 3 to Second Amended and Restated Revolving Credit Agreement

CITY NATIONAL BANK, as a Lender

By:	/s/ Brandon L. Feitelson
Name: Brandon L. Feitelson C.F.A.
Title: Senior Vice President

Amendment No. 3 to Second Amended and Restated Revolving Credit Agreement

CUSTOMERS BANK, as a Lender

By:	/s/ Lyle P. Cunningham
Name: Lyle P. Cunningham
Title: Executive Vice President

Amendment No. 3 to Second Amended and Restated Revolving Credit Agreement

STATE STREET BANK AND TRUST
COMPANY, as a Lender

By:	/s/ John Doherty
Name: John Doherty
Title: Vice President

Amendment No. 3 to Second Amended and Restated Revolving Credit Agreement

STIFEL BANK & TRUST, as a Lender

By:	/s/ Joseph L. Sooter, Jr.
Name: Joseph L. Sooter, Jr.
Title: Senior Vice President

Amendment No. 3 to Second Amended and Restated Revolving Credit Agreement

TIAA, FSB, AS SUCCESSOR IN INTEREST
TO CERTAIN ASSETS OF EVERBANK
COMMERCIAL FINANCE, INC., as a Lender

By:	/s/ Joshua Kinsey
Name: Joshua Kinsey
Title: Vice President

Amendment No. 3 to Second Amended and Restated Revolving Credit Agreement